                                                                  Exhibit 99.2

                           OHIO CASUALTY CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                              FOR THE PERIOD ENDING

                               SEPTEMBER 30, 2004



               Contents:  Page 1  GAAP Income Statement Data
                          Page 2  Statutory P&C Data
                          Page 3  P&C Accident Year Data
                          Page 4  Additional P&C Accident Year Data
                          Page 5  Consolidated Balance Sheet Data
                                  and Related Information
                          Page 6  Supplemental Information






Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange
Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS
(in thousands, except per share data)
THIRD QUARTER, 2004
(Data Unaudited)


                                                     Three Months Ended Sept 30
                                           ------------------------------------------------
CONSOLIDATED                                         2004                   2003
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   356,763            $   360,370
Investment income less expenses                  44,951                 50,976
Investment gains (losses) realized, net          (4,322)                 5,879
                                             -----------            -----------
      Total revenues                            397,392                417,225

Losses                                          205,576                220,062
Loss adjustment expenses                         38,227                 39,398
Underwriting expenses                           113,798                126,048
Corporate and other expenses                     12,730                  5,803
                                             -----------            -----------
      Total expenses                            370,331                391,311

Income tax expense (beneft):
   On investment gains (losses) realized         (1,513)                 2,058
   On all other income                            9,004                  6,702
                                             -----------            -----------
      Total income tax expense                    7,491                  8,760

Cumulative effect of an accounting change             -                      -

Net income                                  $    19,570            $    17,154
                                            ============           ============

Average shares outstanding - diluted             62,781                 61,414
Net income, per share - diluted             $      0.31            $      0.28

                                                          Ratio to               Ratio to
                                                          Premiums               Premiums
PROPERTY AND CASUALTY                                      Earned                 Earned
---------------------------------------                   --------               --------
Premiums and finance charges earned         $   356,763            $   360,370
Investment income less expenses                  42,223                 50,422
Investment gains (losses) realized, net          (4,241)                 4,209

Losses                                          205,576      57.6%     220,062      61.1%
Loss adjustment expenses                         38,227      10.7%      39,398      10.9%
Underwriting expenses                           113,798      31.9%     126,048      35.0%
                                             -----------   -------  -----------   -------
      Total expenses                            357,601     100.2%     385,508     107.0%

Effective tax rate on investment income            30.0%                  35.4%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     2,728            $       554
Investment gains (losses) realized, net             (81)                 1,670
Agent relationships asset expenses                5,016                  2,961
Corporate expenses                                7,714                  2,842


                                                      Nine Months Ended Sept 30
                                           ------------------------------------------------
CONSOLIDATED                                         2004                    2003
----------------------------------------   ----------------------  ------------------------
Premiums and finance charges earned         $ 1,085,096            $ 1,060,896
Investment income less expenses                 144,014                155,554
Investment gains (losses) realized, net           2,593                 32,010
                                             -----------            -----------
      Total revenues                          1,231,703              1,248,460

Losses                                          603,855                642,539
Loss adjustment expenses                        116,638                128,246
Underwriting expenses                           376,257                380,565
Corporate and other expenses                     30,958                 24,213
                                             -----------            -----------
      Total expenses                          1,127,708              1,175,563

Income tax expense (beneft):
   On investment gains (losses) realized            907                 11,204
   On all other income                           29,947                 13,617
                                             -----------            -----------
      Total income tax expense                   30,854                 24,821

Cumulative effect of an accounting change        (1,648)                     -

Net income                                  $    71,493            $    48,076
                                            ============           ============

Average shares outstanding - diluted             62,463                 61,181
Net income, per share - diluted             $      1.14            $      0.79

                                                          Ratio to               Ratio to
                                                          Premiums               Premiums
PROPERTY AND CASUALTY                                      Earned                 Earned
---------------------------------------                   --------               --------
Premiums and finance charges earned         $ 1,085,096            $ 1,060,896
Investment income less expenses                 139,369                152,484
Investment gains (losses) realized, net             917                 30,394

Losses                                          603,855      55.6%     642,539      60.6%
Loss adjustment expenses                        116,638      10.7%     128,246      12.1%
Underwriting expenses                           376,257      34.7%     380,565      35.9%
                                             -----------   -------  -----------   -------
      Total expenses                          1,096,750     101.0%   1,151,350     108.6%

Effective tax rate on investment income            31.4%                  34.8%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     4,645            $     3,070
Investment gains (losses) realized, net           1,676                  1,616
Agent relationships asset expenses               16,569                 15,412
Corporate expenses                               14,389                  8,801


CONSOLIDATED                                       Year 2003
----------------------------------------    ----------------------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 208,723
Investment gains (losses) realized, net          35,872
                                             -----------
      Total revenues                          1,668,948

Losses                                      $   852,474
Loss adjustment expenses                        174,896
Underwriting expenses                           503,194
Corporate and other expenses                     30,809
                                             -----------
      Total expenses                          1,561,373

Income tax expense (beneft):
   On investment gains (losses) realized    $    12,555
   On all other income                           19,176
                                             -----------
      Total income tax expense                   31,731

Cumulative effect of an accounting change             -

Net income                                  $    75,844
                                            ============

Average shares outstanding - diluted             61,327
Net income, per share - diluted             $      1.24

                                                          Ratio to
                                                          Premiums
PROPERTY AND CASUALTY                                      Earned
---------------------------------------                   --------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 204,874
Investment gains (losses) realized, net          35,026

Losses                                          852,474      59.8%
Loss adjustment expenses                        174,896      12.3%
Underwriting expenses                           503,194      35.3%
                                             -----------   -------
      Total expenses                          1,530,564     107.4%

Effective tax rate on investment income            33.7%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     3,849
Investment gains (losses) realized, net             846
Agent relationships asset expenses               18,690
Corporate expenses                               12,119

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS
(in thousands, except ratio data)
THIRD QUARTER, 2004
(Data Unaudited)


                                                 THREE MONTHS ENDED SEPT 30
                                      ------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $   203,281    101.4%    $   196,765    107.6%
   Workers' compensation                    29,928    119.9%         31,493    106.7%
   Commercial auto                          57,711     89.3%         56,583    106.1%
   General liability                        22,523     90.1%         21,481    108.9%
   CMP, fire and inland marine              93,119    105.0%         87,208    107.8%

Specialty Lines                        $    28,744    108.6%    $    48,488     82.2%
   Commercial umbrella                      16,157    127.5%         37,135     85.4%
   Fidelity and surety                      12,587     75.1%         11,354     76.5%

Personal Lines                         $   128,692     94.9%    $   127,091    107.8%
   Personal auto incl. personal
     umbrella                               73,985     95.9%         76,432    106.0%
   Personal property                        54,707     93.2%         50,659    110.5%
                                        ------------   ------   ------------   ------
          Total All Lines              $   360,717     99.4%    $   372,344    104.7%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $   360,717              $   372,344
Premiums earned                            356,512                  360,445
Losses incurred                            205,444     57.6%        220,131     61.1%
Loss adjustment expenses                    38,227     10.7%         39,398     10.9%
Underwriting expenses                      112,346     31.1%        121,881     32.7%
                                       ------------   ------    ------------   ------
Underwriting gain (loss)                       495     99.4%        (20,965)   104.7%
                                                      ======                   ======
Investment income                           42,223                   50,422
Investment gains (losses) realized          (4,301)                   3,288
Federal income tax expense                     301                      811
                                       ------------             ------------
Net income                             $    38,116              $    31,934
                                       ============             ============

Included above:
  Dividends to policyholders                   243      0.1%            252      0.1%
  Paid loss & loss adjustment expense      223,765                  244,143


                                                  NINE MONTHS ENDED SEPT 30
                                      ------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    635,805    100.4%   $    611,924    110.1%
   Workers' compensation                    102,783    114.3%        104,827    118.4%
   Commercial auto                          181,675     94.0%        177,220    104.6%
   General liability                         69,308    101.0%         64,866    120.8%
   CMP, fire and inland marine              282,039     99.1%        265,011    107.2%

Specialty Lines                        $    102,612     97.8%   $    124,540     83.0%
   Commercial umbrella                       65,890    104.5%         91,200     89.0%
   Fidelity and surety                       36,722     77.8%         33,342     66.0%

Personal Lines                         $    373,028     99.1%   $    363,968    108.4%
   Personal auto incl. personal
     umbrella                               224,767    103.8%        224,304    118.9%
   Personal property                        148,261     91.8%        139,664    122.7%
                                        ------------   ------    ------------   ------
          Total All Lines              $  1,111,445     99.5%   $  1,100,432    106.6%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $  1,111,445             $  1,100,432
Premiums earned                           1,084,771                1,061,014
Losses incurred                             603,600     55.6%        642,038     60.5%
Loss adjustment expenses                    112,567     10.4%        128,246     12.1%
Underwriting expenses                       371,868     33.5%        373,687     34.0%
                                        ------------   ------    ------------   ------
Underwriting gain (loss)                     (3,264)    99.5%        (82,957)   106.6%
                                                       ======                   ======
Investment income                           139,369                  152,484
Investment gains (losses) realized             (634)                  27,696
Federal income tax expense                   25,011                   13,746
                                        ------------             ------------
Net income                             $    110,460             $     83,477
                                        ============             ============

Included above:
  Dividends to policyholders                  1,061      0.1%            631      0.1%
  Paid loss & loss adjustment expense       656,353                  730,730


                                             YEAR 2003
OPERATING SEGMENTS and                 ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined
MARKETS                                  Written      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    792,587    112.3%
   Workers' compensation                    132,358    123.0%
   Commercial auto                          228,333    105.5%
   General liability                         83,448    122.6%
   CMP, fire and inland marine              348,448    109.7%

Specialty Lines                        $    164,851     77.2%
   Commercial umbrella                      120,943     80.5%
   Fidelity and surety                       43,908     68.1%

Personal Lines                         $    484,112    105.6%
   Personal auto incl. personal
     umbrella                               296,845    107.0%
   Personal property                        187,267    103.3%
                                        ------------   ------
          Total All Lines              $  1,441,550    106.1%
                                        ============   ======


ALL LINES RESULTS                                      Ratio
---------------------                                  -----
Premiums written                       $  1,441,550
Premiums earned                           1,424,349
Losses incurred                             850,550     59.7%
Loss adjustment expenses                    174,896     12.3%
Underwriting expenses                       491,241     34.1%
                                        ------------   ------
Underwriting gain (loss)                    (92,338)   106.1%
                                                       ======
Investment income                           204,874
Investment gains (losses) realized           31,870
Federal income tax expense                   25,289
                                        ------------
Net income                             $    119,117
                                        ============

Included above:
  Dividends to policyholders                    796      0.1%
  Paid loss & loss adjustment expense       975,319

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA
(in thousands, except ratio data)
THIRD QUARTER, 2004
(Data Unaudited)


                                                            STATUTORY COMBINED RATIO
                                            --------------------------------------------------------
                                Earned                      Accident       Accident       Accident
                               Premiums                   Year 2004(A)   Year 2003(A)   Year 2003(A)
OPERATING SEGMENTS and        Nine Months    Nine Months    Measured       Measured       Measured
SELECTED PRODUCT LINES           Ended          Ended         as of          as of          as of
or MARKETS                   Sept 30, 2004  Sept 30, 2004   Sept 2004      Sept 2003      Sept 2004
----------------------       ------------   -------------  ------------  ------------   ------------
Commercial Lines               $  601,871        100.4%       102.4%        107.7%          104.2%
   Workers' compensation           99,694        114.3%       111.5%        117.5%          112.5%
   Commercial auto                171,630         94.0%        99.2%        104.5%          102.9%
   General liability               64,577        101.0%       104.2%        111.5%          109.7%
   CMP, fire and inland marine    265,970         99.1%       100.6%        104.7%          100.3%

Specialty Lines                   114,473         97.8%       104.3%         93.0%           88.2%
   Commercial umbrella             81,429        104.5%       109.6%         96.3%           92.2%
   Fidelity and surety             33,044         77.8%        87.7%         82.4%           76.1%

Personal Lines                    368,427         99.1%        98.0%        106.3%          101.5%
   Personal auto, incl.
     personal umbrella            224,549        103.8%       102.2%        103.6%          102.9%
   Personal property              143,878         91.8%        91.6%        110.9%           99.1%
                               ----------       -------      -------       -------         -------
         Total All Lines       $1,084,771         99.5%       101.0%        105.7%          101.5%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2004 as of Sept 30, 2004 measures insured events for the first nine months of 2004. Accident year 2003 as of Sept 30, 2003 measures insured events for the first nine months of 2003. Accident year 2003 as of Sept 30, 2004 measures insured events for the full year 2003. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND
CATASTROPHE DATA (in millions, except ratio data)
THIRD QUARTER, 2004
(Data Unaudited)


                                         Three Months              Nine Months
PRIOR ACCIDENT YEAR LOSS & LAE           Ended Sept 30            Ended Sept 30
by SEGMENT                              2004       2003          2004       2003
------------------------------         -----      -----         -----      -----
Commercial Lines                        (3.5)       3.7         (12.2)      14.1
Specialty Lines                         (2.2)      (1.9)         (7.4)     (12.1)
Personal Lines                           2.6        3.4           3.8        7.7
                                      -------    -------       -------    -------
  Total All Lines Accident Year
   Development                          (3.1)       5.2         (15.8)       9.7


PRIOR ACCIDENT YEAR LOSS & LAE
by SEGMENT                         Year 2003
------------------------------     ---------
Commercial Lines                        41.0
Specialty Lines                        (21.3)
Personal Lines                          14.4
                                      -------
  Total All Lines Accident Year
   Development                          34.1


                                         Three Months              Nine Months
                                         Ended Sept 30            Ended Sept 30
PRIOR ACCIDENT YEAR LOSS & LAE          2004       2003          2004       2003
------------------------------         -----      -----         -----      -----
Accident Year 2003                      (9.1)         -         (31.3)         -
Accident Year 2002                      (2.6)      (7.3)         (8.1)     (33.5)
Accident Year 2001 and Prior             8.6       12.5          23.6       43.2
                                      -------    -------       -------    -------
   Total Accident Year Development      (3.1)       5.2         (15.8)       9.7


PRIOR ACCIDENT YEAR LOSS & LAE     Year 2003
------------------------------     ---------
Accident Year 2003                         -
Accident Year 2002                     (39.0)
Accident Year 2001 and Prior            73.1
                                      -------
   Total Accident Year Development      34.1


                                         Three Months              Nine Months
                                         Ended Sept 30            Ended Sept 30
CATASTROPHE LOSS RATIO                  2004       2003          2004       2003
------------------------------         -----      -----         -----      -----
Commercial Lines                         7.7%       3.2%          3.1%       3.1%
Specialty Lines                          0.0%       0.0%          0.0%       0.0%
Personal Lines                           6.3%       8.2%          5.2%       6.5%
Homeowners                              15.5%      23.2%         12.2%      16.6%
   Total All Lines                       6.4%       4.5%          3.5%       3.9%


CATASTROPHE LOSS RATIO             Year 2003
------------------------------     ---------
Commercial Lines                        2.6%
Specialty Lines                         0.0%
Personal Lines                          4.8%
Homeownrers                            11.8%
   Total All Lines                      3.1%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
THIRD QUARTER, 2004
(2004 Data Unaudited)


                                        September 30,   December 31,
                                            2004            2003
ASSETS                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    31,398     $    43,260
  Tax exempt fixed maturities                819,609          79,137
  Taxable fixed maturities:
    Available for sale, at fair value      2,444,566       2,899,793
    Held-to-maturity, at amortized cost      316,419         356,100
                                         ------------    ------------
       Total fixed maturities              3,611,992       3,378,290

  Equity securities, at fair value           352,611         329,049
  Short-term investments, at fair value      219,656          40,448
                                         ------------    ------------
       Total investments                   4,184,259       3,747,787
Cash                                          22,584          16,494
Premiums and other receivables, net of
  allowance for bad debts of $4,200 and
  $4,200, respectively                       364,847         347,863
Deferred policy acquisition costs            169,969         169,351
Property and equipment, net of
  accumulated depreciation of $164,371
  and $152,905, respectively                  84,729          89,212
Reinsurance recoverable                      668,296         592,688
Agent relationships, net of accumulated
  amortization of $40,616 and $39,093,
  respectively                               126,065         142,634
Interest and dividends due or accrued         44,461          47,489
Other assets                                  43,086          15,393
                                         ------------    ------------
       Total assets                      $ 5,708,296     $ 5,168,911
                                         ============    ============

Shares outstanding                        61,822,356      60,957,043

Book value per share                          $20.32          $18.80

FAS 115 component of book value per share      $1.96           $1.96


                                        September 30,   December 31,
                                            2004            2003
LIABILITIES                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,276,520     $ 2,163,720
  Loss adjustment expenses                   481,271         464,134
  Unearned premiums                          738,086         703,015
Debt                                         395,350         198,042
Reinsurance treaty funds held                181,479         150,512
Deferred income taxes                         36,819          12,763
Other liabilities                            342,718         330,891
                                         ------------    ------------
       Total liabilities                   4,452,243       4,023,077


SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Accumulated other comprehensive income       282,129         254,654
Retained earnings                          1,104,727       1,033,404
Treasury stock, at cost:
  (Shares: 10,595,988; 11,461,301)          (139,855)       (151,276)
                                         ------------    ------------
      Total shareholders' equity           1,256,053       1,145,834
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,708,296     $ 5,168,911
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count)
THIRD QUARTER, 2004
(Data Unaudited)


                                           THREE MONTHS ENDED SEPT 30   NINE MONTHS ENDED SEPT 30
                                           --------------------------   -------------------------
                                              2004            2003         2004           2003
                                            ----------    ----------    ----------     ----------
Gross Premiums Written
       Commercial Lines                     $ 210,528      $ 202,858     $  656,811    $  636,049
       Specialty Lines                         65,444         75,919        194,064       204,518
       Personal Lines                         130,657        130,019        377,199       372,926
                                             ----------    ----------    -----------   ----------
              Total                           406,629        408,796      1,228,074     1,213,493

New Business Gross Premiums Written
       Commercial Lines                        48,700         48,622        138,944       144,532
       Commercial Umbrella                     11,789         19,782         39,289        55,036
       Personal Lines                          10,730         11,924         31,831        32,885

Average Renewal Price Increase
       Commercial Lines                           2.9%          10.1%           5.3%         11.8%
       Commercial Umbrella                        5.6%          15.7%           7.9%         19.5%

Amortization of Deferred Acquisition Costs     91,370         97,269        275,564       291,506

Agent Relationships Asset Expenses
       Write-down                               3,314          1,124         11,325         9,790
       Amortization                             1,702          1,837          5,244         5,622
                                             ----------    ----------    -----------    ----------
              Total                             5,016          2,961         16,569        15,412


                                             YEAR 2003
                                             ----------
Gross Premiums Written
       Commercial Lines                      $  824,398
       Specialty Lines                          271,884
       Personal Lines                           494,143
                                             -----------
              Total                           1,590,425

New Business Gross Premiums Written
       Commercial Lines                         187,905
       Commercial Umbrella                       72,027
       Personal Lines                            43,939

Average Renewal Price Increase
       Commercial Lines                            11.4%
       Commercial Umbrella                         18.1%

Amortization of Deferred Acquisition Costs      383,976

Agent Relationships Asset Expenses
       Write-down                                11,244
       Amortization                               7,446
                                              -----------
              Total                              18,690

==============================================================================


                                        SEPT 30, 2004  SEPT 30, 2003  DEC 31, 2003
                                        -------------  -------------  -----------
Statutory Insurance Reserves:
       Unearned premiums                  $ 669,089     $  664,728     $  642,414
       Losses                             1,749,419      1,681,784      1,690,454
       Loss adjustment expense              439,245        436,493        438,396

Statutory policyholders' surplus            931,085        813,921        867,627

Ratio of net premiums written to
     statutory surplus                   1.6 to 1.0     1.8 to 1.0     1.7 to 1.0



Employee Count                                2,206          2,757          2,669

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on pages 73 and 74 of the Corporation's Form 10-K for the year ended December 31, 2003.

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